Exhibit 10.1

(JPMorgan Logo)
PARTIAL UNWIND AGREEMENT dated as of with respect to the Note Hedge Transaction Confirmation, dated July 11, 2007 between SonoSite, Inc. and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

    THIS PARTIAL UNWIND AGREEMENT (this “Agreement”) with respect to the Note Hedge Transaction Confirmation (as defined below) is made as of                                 between SonoSite, Inc. (the “Company”) and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, LONDON BRANCH (“JPMorgan”).

    WHEREAS, the Company and JPMorgan entered into a note hedge transaction confirmation dated as of July 11, 2007 (the “Note Hedge Transaction Confirmation”), relating to USD 200,000,000 principal amount of Convertible Senior Notes due 2014 (the “Convertible Notes”);

    WHEREAS, the Company has repurchased USD                        aggregate principal amount of the Convertible Notes;

    WHEREAS, the Company has requested, and JPMorgan has agreed, to unwind the Note Hedge Transaction Confirmation with respect to a portion of the Number of Options included in such confirmation;

    NOW, THEREFORE, in consideration of their mutual covenants herein contained, the parties hereto, intending to be legally bound, here by mutually covenant and agree as follows:

                1.             Defined Terms.  Any capitalized term not otherwise defined herein shall have the meaning set forth for such term in the Note Hedge Transaction Confirmation.

                2.             Partial Unwind.  On the Effective Date, the Number of Options in the Note Hedge Transaction Confirmation shall be reduced to                                .

                3.             Payments and Deliveries.  In consideration for the foregoing partial unwind, on the Effective Date, JPMorgan shall pay to the Company in immediately available funds cash in the amount of $                                .

                4.             Effectiveness.  This Agreement shall become effective on                            (the “Effective Date”).

                5.             Representations and Warranties of the Company.  The Company represents and warrants to JPMorgan on the date hereof and on the Effective Date that:

                                (a)  it has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and to perform its obligations under this Agreement and has taken all necessary action to authorise such execution, delivery and performance;

                                (b)  such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

                                (c)  all governmental and other consents that are required to have been obtained by it with respect to this Agreement have been obtained and are in full force and effect and all conditions of any such consents have been complied with;

                                (d)  its obligations under this Agreement constitutes its legal, valid and binding obligations, enforceable in accordance with its terms (subject to applicable bankruptcy, reorganisation, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)); and

                                (e) each of it and its affiliates is not in possession of any material nonpublic information regarding Company or its common stock.

                6.             Representations and Warranties of JPMorgan.  JPMorgan represents and warrants to the Company on the date hereof and on the Effective Date that:

                                (a)  it has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and to perform its obligations under this Agreement and has taken all necessary action to authorise such execution, delivery and performance;

                                (b)  such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

                                (c)  all governmental and other consents that are required to have been obtained by it with respect to this Agreement have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

                                (d)  its obligations under this Agreement constitutes its legal, valid and binding obligations, enforceable in accordance with its terms (subject to applicable bankruptcy, reorganisation, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

                7.             Account for Payment to the Company:

                8.             Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine).

                9.             No Other Changes.  Except as expressly set forth herein, all of the terms and conditions of the Note Hedge Transaction Confirmation shall remain in full force and effect and are hereby confirmed in all respects.

                10.           Counterparts.  This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if all of the signatures thereto and hereto were upon the same instrument.

                11.           No Reliance, etc.  The Company hereby confirms that it has relied on the advice of its own counsel and other advisors (to the extent it deems appropriate) with respect to any legal, tax, accounting, or regulatory consequences of this Agreement, that it has not relied on JPMorgan or its affiliates in any respect in connection therewith, and that it will not hold JPMorgan or its affiliates accountable for any such consequences.

                12.           Role of Agent: Each party agrees and acknowledges that (i) J.P. Morgan Securities Inc., an affiliate of JPMorgan (“JPMSI”), has acted solely as agent and not as principal with respect to this Agreement and (ii) JPMSI has no obligation or liability, by way of guaranty, endorsement or otherwise, in any manner in respect of this Agreement (including, if applicable, in respect of the settlement thereof). Each party agrees it will look solely to the other party (or any guarantor in respect thereof) for performance of such other party’s obligations under this Agreement.

IN WITNESS WHEREOF, the parties have executed this AGREEMENT the day and the year first above written.

                                                                                                                                SONOSITE, INC.

                                                                                                                                By:
                                                                                                                                Title:

                                                                                                                                JPMORGAN CHASE BANK, NATIONAL
                                                                                                                                ASSOCIATION by J.P. Morgan Securities Inc.,
                                                                                                                                as its Agent

                                                                                                                                By:
                                                                                                                                Name:

                                                                                                                                Title: